Exhibit 10.33

                             EXHIBIT C


                        CONTINUING GUARANTY

      THIS CONTINUING GUARANTY AGREEMENT ("Guaranty") is by and among
Geneic Sciences, Inc., a Delaware corporation, Theracell, Inc., a Delaware corporation, Ansan, Inc., a Delaware corporation, and Ingenex, Inc., a Delaware corporation (individually "Guarantor" and collectively "Guarantors"), Phoenix Leasing Incorporated, a California corporation ("Lessor"), and Titan Pharmaceuticals, Inc., a Delaware corporation ("Lessee").

      WHEREAS, Lessor will acquire and lease certain personal property (the "Leased Property") to Lessee pursuant to a lease agreement, dated as of February 15, 1994 ("Lease"), which term and other agreements now or hereafter executed by Lessee in connection with the Lease between Lessor and Lessee.

      WHEREAS, Guarantors acknowledge that Lessor would not enter into the Lease or lease any equipment to Lessee pursuant thereto, unless Guarantors enter into and delivers this Guaranty.

      WHEREAS, it is of a business benefit to Guarantors that Lessor lease the equipment under the Lease to Lessee.

      NOW, THEREFORE, to induce Lessor to enter into the Lease with Lessee, and in consideration of the benefits accruing therefrom to Guarantors by virtue of their business relationships with Lessee and for other good and valuable consideration, receipt of which is hereby acknowledged, Guarantors hereby jointly and severally agree as follows:

      1. OBLIGATIONS DEFINED. The term "Obligations" is used throughout this Guaranty in its most comprehensive sense and means and includes, without limitation, any and all obligations and liabilities of any kind or nature owed by Lessee to Lessor pursuant to the Lease, heretofore, now or hereafter made, incurred or related, whether voluntary or involuntary and however arising or evidenced, whether due or not due, absolute or contingent, liquidated or unliquidated, determined, whether Lessee may be individually or jointly liable with others, whether Lessee may be individually or jointly liable with others, whether statute or limitations and whether such obligations may be or hereafter become unenforceable. In the event a petition under the U.S. Bankruptcy Code is filed by or against Lessee, the terms "Lessee" shall also mean and include Lessee in its status as a "debtor" and "debtor-in-possession" under the U.S. Bankruptcy Code.

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      2. GUARANTOR OBLIGATIONS. Guarantors jointly and severally absolutely and unconditionally guarantee and promise to perform, on demand, without set-off or deduction except with respect to amounts already paid by Lessee, the prompt payment when due, whether by acceleration or otherwise, of all amounts payable to Lessee pursuant to the Lease, the guaranty under this clause constituting (a) a guaranty of payment and not of collection; (b) the punctual performance by lessee of each and every duty, agreement, covenant or other Obligation of Lessee under the Lease; and (c) all other Obligations of Lessee to Lessor under the Lease.

      3. GUARANTOR LIABILITIES. The liabilities of Guarantors are primary and independent of the Obligations, and a separate action may be brought against Lessee or any other guarantor, including another Guarantor, or whether Lessee is joined in any such action.

      The liability under this Guaranty is exclusive of liability under any other guaranties executed by Guarantor for the benefit of Lessor or any company related to Lessor.

      4. AUTHORIZATION OF GUARANTORS. Each Guarantor authorizes Lessor, in its discretion, without notice of demand and without impairing, discharging or affecting its liability hereunder, from time to time, to:

           (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or any other terms of, the Obligations or any part thereof pursuant to the terms of the Lease and this Guaranty is intended by such Guarantor to induce Lessor to grant such renewals, compromises, extensions, accelerations and changes as Lessor may elect in connection with the Lease;

           (b) take and hold security for the payment of this Guaranty or the Obligations in connection with the Lease, and exchange, enforce, waive, subordinate and release any such security in such manner as Lessor may elect in connection with the Lease;

           (c) apply such security and direct the order and manner of sale thereof as Lessor in its discretion may determine in connection with the Lease;

           (d)  consent to a change in the legal structure of Lessee; and/or

           (e) release Lessee or any other guarantor of its Obligations under any other guaranty in connection with the Lease.

      5. GUARANTY ABSOLUTE. Each Guarantor waives any right to require Lessor to (a) proceed against Lessee, (b) proceed against or exhaust any security held from Lessee, (c) proceed against any other guarantor of the obligations, including another Guarantor, or (d) pursue any other remedy in Lessor's power whatsoever. Each Guarantor waives any defense arising by reason of any disability or other defense of Lessee, including, but not limited to, any right of set off or counterclaim, the adequacy of any rights the Lessor may have against any of the collateral

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securing the Obligations or the adequacy of any other means the Lessor may have of obtaining repayment of the Obligations, the impairment of any collateral, including the failure to preserve or perfect any rights the Lessor may have in any such collateral, or by reason of the cessation from any cause whatsoever (including the running of the statue of limitations) of the liability of lessee including any defense based on its loss of a right against Lessee arising from lessor's election of a remedy on the Obligations under the bankruptcy or other debtor relief laws, or any other act of omission that might in any manner vary the risk of such Guarantor or otherwise act as a release of discharge of, or a defense to, such Guarantor, all of which may be done without notice to such Guarantor. If for any reason the Lessee is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Lessee for any reason, this Guaranty shall nevertheless to binding on the Guarantors to the same extent as if the Guarantors at all times had been the primary obligers on all such Obligations. In the event (i) the Lessee defaults in the payment of any of the Obligations or (ii) acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the lessee, or for any other reason, all such amounts otherwise subject to the acceleration under the agreement evidencing such Obligations, shall be immediately due and payable by the Guarantors. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, dishonor and acceptance of this Guaranty.
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, AND SHALL NOT SEEK TO EXERCISE, ALL OF THE FOLLOWING RIGHTS THAT IT MAY HAVE AGAINST LESSEE, ANY OTHER GUARANTOR, OR ANY COLLATERAL PROVIDED BY LESSEE OR ANY OTHER GUARANTOR, FOR ANY AMOUNTS PAID BY SUCH GUARANTOR, OR ANY ACTS PERFORMED BY SUCH GUARANTOR, UNDER THIS GUARANTY:
(I) SUBROGATION (INCLUDING ALL RIGHTS ARISING UNDER BANKRUPTCY CODE ss.509 AND CALIFORNIA CIVIL CODE ss.ss.2848 AND 2849, AS NOW AND HEREAFTER IN EFFECT),
(II) REIMBURSEMENT (INCLUDING ALL RIGHTS ARISING UNDER BANKRUPTCY CODE ss.502(e) AND CALIFORNIA CIVIL CODE ss.2847, AS NOW AND HEREAFTER IN EFFECT),
(III) PERFORMANCE (INCLUDING ALL RIGHTS ARISING UNDER CALIFORNIA CIVIL CODE ss.2846, AS NOW AND HEREAFTER IN EFFECT), (IV) INDEMNIFICATION OR CONTRIBUTION (INCLUDING ALL RIGHTS TO INDEMNIFICATION OR CONTRIBUTION ARISING UNDER BANKRUPTCY CODE ss.502(e), AS NOW AND HEREAFTER IN EFFECT; (V) PARTICIPATION IN A CLAIM; AND (VI) ALL SIMILAR RIGHTS ARISING UNDER A CONTRACT, IN EQUITY, COMMON LAW, STATUES OR OTHERWISE.

      6. NO WARRANTIES OR LESSOR. Each Guarantor acknowledges and affirms that this Guaranty is not made in reliance on any representation or warranty, express or implied, by Lessor concerning the financial condition of Lessee, the nature, value or extent of any security for indebtedness, or any other matter. Each Guarantor warrants and represents to Lessor that it has full knowledge of the financial condition of Lessee and agrees that it will continue to be fully cognizant of the financial condition of Lessee for the entire duration of the indebtedness to Lessor, including any renewals, extensions or future indebtedness, and Lessor has no obligation

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to advise such Guarantor of any information relating to Lessee's financial condition or otherwise relating to Lessee or the indebtedness or security therefor.

      7. LESSOR SECURITY. In addition to all liens upon, and rights of set off against the monies, securities or other property of Guarantors given to Lessor by law, Lessor shall be a lien upon and a right of set off against all monies, securities and other property of Guarantors now or hereafter in the possession of or on deposit with Lessor whether held in a general or special account or deposit, or for safekeeping or otherwise, and every such lien and right of set off may be exercised without demand upon or notice to Guarantors. No lien or right of set off shall be deemed to have been waived by any act or conduct on the part of Lessor, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lessor.

      Any indebtedness of Lessee now or hereafter held by a Guarantor is hereby subordinated to the Obligations.

      8. LESSOR EXPENSE. Each Guarantor agrees to pay Lessor on demand reasonable attorney's fees and all other costs and expenses which may be incurred in the collection or attempted collection from such Guarantor hereunder.

      9. REVIVAL OF PRIOR PAYMENTS. Each Guarantor agrees that to the extent Lessee makes a payment or payments to, or is credited for any payment or payments made for or on behalf of Lessee to Lessor, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside and/or required to be repaid to any trustee, receiver, assignee or any other party whether under any Bankruptcy, State or Federal Law, common law or equitable cause or otherwise, then to the extent thereof, the Obligation or part thereof intended to be satisfied thereby, shall be revived, reinstated and continued in full force and effect as if said payment or payments had not originally been made by or on behalf of Lessee and this Guaranty shall continue to be effective or shall be reinstated, as applicable, with respect thereto.

      10. GUARANTOR SOLVENCY. Each Guarantor represents and warrants that it is solvent and has significantly more assets than liabilities, and agrees to deliver to Lessor financial statements in such form and at such times as Lessor may require and agrees to immediately notify Lessor of any material change in its financial condition or change in the nature of title to its property.

      11. LESSEE AUTHORITY. If Lessee is corporation or a partnership, Lessor shall have not duty to inquire into the powers of Lessee or the officers, directors, partners, or agents acting or purporting to act on its behalf, and any document entered into pursuant to the Lease or any other Obligation incurred upon the purported exercise of such power or authority is hereby guaranteed hereunder.

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      12. NO LESSOR WAIVER. Except as otherwise set forth herein, no failure or delay on the part of Lessor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of any such right, power or remedy hereunder or provided by law or separate Agreement. No modification or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom or release of any security or right of setoff granted hereby, shall be effective unless in a writing signed by Lessor and then such waiver or consent shall be effective only in the specific instances and for the specific purposes given.

      13. GUARANTY BINDING; LESSOR ASSIGNMENT. All parts of this Guaranty shall be binding upon Guarantors and their successors and assigns; provided, however, that a Guarantor may not assign its Obligations hereunder, without the prior written consent of Lessor, given in its sole discretion. This Guaranty shall inure to the benefit of Lessor and its successors and assigns and Lessor may assign or otherwise transfer without notice to Guarantors all of any part of the Obligations and this Guaranty, and may transfer therewith the whole or any part of any security for the Obligations and this Guaranty.

      14. GUARANTOR COMMITMENT. Receipt of a true copy of this Guaranty is hereby acknowledged by each Guarantor. Each Guarantor understands and agrees that this Guaranty shall not constitute a commitment of any nature whatsoever by Lessor to enter into the Lease, to renew or hereafter extend the Lease, to lease additional Leased Property to Lessee, or extend financial accommodations to Lessee.

      15. SEVERABILITY. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

      16. CONTINUING GUARANTY. This is a continuing Guaranty. Revocation by a Guarantor shall be effective only upon the close of the next business day after written notice thereof is received by an officer of Lessor at 2401 Kerner Boulevard, San Rafael, California 94901, Attention: Lease Administration by certified mail or registered mail, return receipt required and, subject to Section 9 hereof, any such revocation shall be effective only as to Obligations arising after the next business day after the notice of revocation was received by an officer of the Lessor in accordance with this
Section 16 and for interest and collection expenses accruing or incurred by the Lessee with respect thereto. Such notice shall be delivered to any other office of Lessor designated in a written notice mailed by Lessor to Guarantor at its address set forth below.

      17. CALIFORNIA LAW. This Guaranty shall be governed by and construed under the laws of California without regard to its rules of conflicts of law. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of this Guaranty shall be in the Marin County, California court system.

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      IN WITNESS WHEREOF, the undersigned Guarantors have executed this
Guaranty as of February 15, 1994.

GENEIC SCIENCES, INC.


By:/s/ Louis R. Bucalo
   --------------------

Name: Louis R. Bucalo
      ----------------

Title: President and CEO
       --------------------

Address:   400 Oyster Point Boulevard, Suite 315
           South San Francisco, California  94080

Telephone Number:
                 -----------------------

THERACELL, INC.,


By:/s/ Louis R. Bucalo
   ---------------------

Name: Louis R. Bucalo
      --------------------


Title: President and CEO
       ---------------------

Address:   400 Oyster Point Boulevard, Suite 315
           South San Francisco, California 94080

Telephone Number:
                 --------------------------------



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ANSAN, INC.


By:/s/ Louis R. Bucalo
   -----------------------

Name: Louis R. Bucalo
      --------------------

Title: President and CEO
       -------------------------

Address:   400 Oyster Point Boulevard, Suite 315
           South San Francisco, California  94080

Telephone Number:
                 ---------------------------

INGENEX, INC.

By:/s/ Louis R. Bucalo
   ------------------------

Name: Louis R. Bucalo
      --------------------------

Title: President and CEO
       ----------------------------

Address:   400 Oyster Point Boulevard, Suite 315
           South San Francisco, California  94080

Telephone Number:
                 -------------------------

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